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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 29, 2004
                                (Date of report)

                             FRANKLIN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Michigan                     0-50078                    38-2606280
----------------------------   --------------------------   -------------------
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)



                           24725 West Twelve Mile Road
                           ---------------------------
                    (Address of principal executive offices)

                                 (248) 358-4710
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c)       Exhibits.

         Exhibit No.       Description

         99.1 Press Release of Franklin Bancorp, Inc., dated January 29, 2004 announcing earnings for the year ended December 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 29, 2004, Franklin Bancorp announced its consolidated results of operations for the year ended December 31, 2003, as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated herein by reference.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRANKLIN BANCORP, INC.


      Date: February 4, 2004              By:   /s/ Craig L. Johnson
                                          --------------------------------------
                                          Craig L. Johnson
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX


         99.1 Press Release of Franklin Bancorp, Inc., dated January 29, 2004 announcing earnings for the year ended December 31, 2003.